UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 14, 2003

                         HUMAN PHEROMONE SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)


          CALIFORNIA                  0-23544                94-3107202
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)          Identification No.)


  84 W. SANTA CLARA STREET, SUITE 720, SAN JOSE, CALIFORNIA        95113
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         (Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code:  (408) 938-3030
                                                     --------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  Acquisition or Disposition of Assets

                  On April 14, 2003, Human Pheromone Sciences, Inc. (the "Registrant" or "Seller") completed the sale of REALM(R) and innerREALM(R) trademarks to Niche Marketing Group, Inc. (the "Buyer") pursuant to the Purchase Agreement by and between the Registrant and Buyer dated as of April 14, 2003. In the transaction, the Registrant received $1,886,000, of which $420,000 was previously paid to the Registrant by the Buyer, and of the remaining balance, $1,280,000 paid upon the signing of the Purchase Agreement and $186,000 to be paid in monthly payments of $31,000 over a six-month period, commencing on the first day of the first month after the execution of the Purchase Agreement.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not Applicable.

         (b)      Pro Forma Financial Information

                  Pro forma financial statements for the year ended December 31, 2002 are attached as Exhibit 99.1

         (c)      Exhibits

                  2.1*     Purchase   Agreement   by  and   between   among  the
                           Registrant and Buyer dated as of April 14, 2003.

                  99.1 Pro forma financial statements for the year ended December 31, 2002.

                  99.2     Press Release dated April 28, 2003.


                  *Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HUMAN PHEROMONE SCIENCES, INC.



Date:  April 28, 2003          By:  /s/ William P. Horgan
                                   ---------------------------------------------
                                    William P. Horgan, Chief Executive Officer


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                                  EXHIBIT INDEX


                  2.1*     Purchase   Agreement   by  and   between   among  the
                           Registrant and Buyer dated as of April 14, 2003.

                  99.1 Pro forma financial statements for the year ended December 31, 2002.

                  99.2     Press Release dated April 28, 2003.


         *Portions of this exhibit have been omitted pursuant to a request for confidential treatment.


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